Exhibit 24.1

DIRECTOR’S POWER OF ATTORNEY

(Form S-8)

The undersigned director of Renaissance Learning, Inc. (the "Company") hereby constitutes and appoints Terrance D. Paul and Steven A. Schmidt, and each of them, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Registration Statement on Form S-8 relating to the Renaissance Learning, Inc. 1997 Stock Incentive Plan (as amended and restated effective April 16, 2003) and any and all amendments (including post-effective amendments) and/or supplements thereto, and to file the same, with all exhibits thereto, other documents in connection therewith, and any amendments to any of the foregoing, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

Dated this 16th day of April, 2003.

/s/ Judith A. Paul______________________________________

Judith A. Paul

DIRECTOR’S POWER OF ATTORNEY

(Form S-8)

The undersigned director of Renaissance Learning, Inc. (the "Company") hereby constitutes and appoints Terrance D. Paul and Steven A. Schmidt, and each of them, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Registration Statement on Form S-8 relating to the Renaissance Learning, Inc. 1997 Stock Incentive Plan (as amended and restated effective April 16, 2003) and any and all amendments (including post-effective amendments) and/or supplements thereto, and to file the same, with all exhibits thereto, other documents in connection therewith, and any amendments to any of the foregoing, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

Dated this 16th day of April, 2003.

/s/ Michael H. Baum_____________________________________

Michael H. Baum

DIRECTOR’S POWER OF ATTORNEY

(Form S-8)

The undersigned director of Renaissance Learning, Inc. (the "Company") hereby constitutes and appoints Terrance D. Paul and Steven A. Schmidt, and each of them, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Registration Statement on Form S-8 relating to the Renaissance Learning, Inc. 1997 Stock Incentive Plan (as amended and restated effective April 16, 2003) and any and all amendments (including post-effective amendments) and/or supplements thereto, and to file the same, with all exhibits thereto, other documents in connection therewith, and any amendments to any of the foregoing, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

Dated this 16th day of April, 2003.

/s/ John R. Hickey_________________________________________

John R. Hickey

DIRECTOR’S POWER OF ATTORNEY

(Form S-8)

The undersigned director of Renaissance Learning, Inc. (the "Company") hereby constitutes and appoints Terrance D. Paul and Steven A. Schmidt, and each of them, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Registration Statement on Form S-8 relating to the Renaissance Learning, Inc. 1997 Stock Incentive Plan (as amended and restated effective April 16, 2003) and any and all amendments (including post-effective amendments) and/or supplements thereto, and to file the same, with all exhibits thereto, other documents in connection therewith, and any amendments to any of the foregoing, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

Dated this 16th day of April, 2003.

/s/ Addison L. Piper____________________________________

Addison L. Piper

DIRECTOR’S POWER OF ATTORNEY

(Form S-8)

The undersigned director of Renaissance Learning, Inc. (the "Company") hereby constitutes and appoints Terrance D. Paul and Steven A. Schmidt, and each of them, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Registration Statement on Form S-8 relating to the Renaissance Learning, Inc. 1997 Stock Incentive Plan (as amended and restated effective April 16, 2003) and any and all amendments (including post-effective amendments) and/or supplements thereto, and to file the same, with all exhibits thereto, other documents in connection therewith, and any amendments to any of the foregoing, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

Dated this 16th day of April, 2003.

/s/ John H. Grunewald________________________________

John H. Grunewald

DIRECTOR’S POWER OF ATTORNEY

(Form S-8)

The undersigned director of Renaissance Learning, Inc. (the "Company") hereby constitutes and appoints Terrance D. Paul and Steven A. Schmidt, and each of them, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Registration Statement on Form S-8 relating to the Renaissance Learning, Inc. 1997 Stock Incentive Plan (as amended and restated effective April 16, 2003) and any and all amendments (including post-effective amendments) and/or supplements thereto, and to file the same, with all exhibits thereto, other documents in connection therewith, and any amendments to any of the foregoing, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

Dated this 16th day of April, 2003.

/s/ Harold E. Jordan____________________________________

Harold E. Jordan

DIRECTOR’S POWER OF ATTORNEY

(Form S-8)

The undersigned director of Renaissance Learning, Inc. (the "Company") hereby constitutes and appoints Terrance D. Paul and Steven A. Schmidt, and each of them, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Registration Statement on Form S-8 relating to the Renaissance Learning, Inc. 1997 Stock Incentive Plan (as amended and restated effective April 16, 2003) and any and all amendments (including post-effective amendments) and/or supplements thereto, and to file the same, with all exhibits thereto, other documents in connection therewith, and any amendments to any of the foregoing, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

Dated this 16th day of April, 2003.

/s/ Gordon H. Gunnlaugsson______________________________

Gordon H. Gunnlaugsson